SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

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|_|   Preliminary Proxy Statement
|_|   Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2)
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                                Eiger Technology, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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            --------------------------------------------------------------------

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            pursuant to Exchange Act Rule 0-11 (set forth the amount on which
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|_|   Check box if any part of the fee is offset as provided by Exchange Act
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      paid previously. Identify the previous filing by registration number, or
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

                             Eiger Technology, Inc.

              Notice of Annual and Special Meeting of Shareholders
                            to be held March 28, 2002
                                       and
                            Management Proxy Circular

                                February 15, 2002

                             EIGER TECHNOLOGY, INC.
--------------------------------------------------------------------------------
              NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

      NOTICE IS HEREBY GIVEN that the Annual and Special Meeting of Shareholders of Eiger Technology, Inc. (the "Company") will be held at The Ontario Club, 30 Wellington St. W. Commerce Court South, 5th Floor, Toronto, Ontario on Thursday, the 28th day of March, 2002 at 10:00 a.m. (Toronto time) for the following purposes:

1. to receive the audited and consolidated financial statements of the Company for the fiscal year ended September 30, 2001, together with the auditors' report thereon;

2.    to elect the Board of Directors of the Company;

3. to reappoint the auditors of the Company for the ensuing year and to authorize the directors to fix the auditors' remuneration;

4. to pass a special resolution, with or without amendment that the Board of Directors approves that management can change the Company's name and the name of any subsidiaries or change jurisdiction of the Company or any subsidiary of same;

5. to resolve, by ordinary resolution, that subject to regulatory approval and in compliance with the policies of the Toronto Stock Exchange, the Company be allowed and is hereby authorized to enter into one or more distributions of securities of the Company of up to 8,500,000 common shares (or units consisting of one common share and up to one common share purchase warrant) to be determined by management's discretion, in accordance with the terms of a proposed private placement, rights offering or prospectus financing or financings, and any corresponding agent's warrants or finder's fees or commissions resulting and payable therefrom, at such price or prices (less any allowable discounts), in such amount or amounts and to such individuals or entities as may be determined by the Directors of the Company in their absolute discretion and as are acceptable with the appropriate regulatory authorities;

6. to transact such further or other business as may properly be brought before the Annual and Special Meeting and any adjournment thereof that shareholders of record as of February 15, 2002 are entitled to vote at the Annual General Meeting.

      A copy of the Company's Management Proxy Circular, the Company's 2001 Annual Report, a form of proxy and a supplemental mailing list form accompany this Notice. Shareholders who are unable to attend the Annual and Special Meeting in person are requested to complete and sign the enclosed form of proxy and return it to the office of the Company's registrar and transfer agent, Pacific Corporate Trust Company, at 625 Howe St., 10th Floor, Vancouver, British Columbia V6C 3B8. Proxies must be received by Pacific Corporate Trust Company at least 48 hours (excluding Saturdays and holidays) prior to the date of the Annual and Special Meeting or any adjournment thereof, or delivered to the chair of the Meeting on the day of the Annual and Special Meeting prior to the commencement thereof or any adjournment thereof.

By Order of the Board of Directors

Gerry A. Racicot
President and Chief Executive Officer
Eiger Technology, Inc.

Toronto, Ontario
February 15, 2002.

                             Eiger Technology, Inc.
--------------------------------------------------------------------------------
                            Management Proxy Circular

      (Information as of February 1st , 2002, except as otherwise provided)

                   Annual and Special Meeting of Shareholders
            To be held on March 28, 2002 at 10:00 a.m. (Toronto Time)

Solicitation of Proxies

      This Management Proxy Circular is furnished in connection with the solicitation by Management of the Company of proxies to be used at the Company's Annual and Special Meeting of Shareholders (the "Meeting") to be held at the time and place and for the purposes set forth in the Notice of Annual and Special Meeting accompanying this Management Proxy Circular. The costs of such solicitation will be borne directly by the Company. The solicitation will be primarily by mail. However, the directors, officers and regular employees of the Company may also solicit proxies by telephone, facsimile or in person.

      The persons specified in the enclosed form of proxy are directors and officers of the Company. Each shareholder has the right to appoint a person (who need not be a shareholder) other than the persons designated in the enclosed form of proxy to attend and act for the shareholder and on the shareholder's behalf at the Meeting or any adjournment thereof. This right may be exercised by inserting the name of their nominee in the blank space provided for that purpose in the enclosed form of proxy or by completing another proper form of proxy and, in either case, delivering the form of proxy to the office of the Company's registrar and transfer agent, Pacific Corporate Trust Company, at least 48 hours (excluding Saturdays and holidays) prior to the date of the Meeting or any adjournment thereof or delivered to the chair of the Meeting on the day of the Annual and Special Meeting prior to the commencement thereof or any adjournment thereof. The proxy form must be dated and executed by the shareholder, or his attorney authorized in writing, and returned to Pacific Corporate Trust Company at its office, 830-625 Howe St., 10th Floor, Vancouver, British Columbia V6C 3B8.

Voting by Proxies and Exercise of Discretion

      The common shares of the Company (the "Shares") represented by proxies in favour of Management will be voted or withheld from voting by the persons named in the form of proxy in accordance with the directions of the shareholder appointing them. In the absence of any direction to the contrary, it is intended that the Shares represented by proxies in favour of Management will be voted on any ballot: (a) FOR the election of the directors nominated by Management; (b) FOR the reappointment of the auditors and the authorization of the directors to fix the auditors' remuneration; and (c) FOR the passing of a resolution, with or without amendment that the Board of Directors approves that management can change the names of the Company and any of its subsidiaries or change jurisdiction of the Company or any subsidiary of same; (d) FOR the passing of a resolution, by ordinary resolution, that subject to regulatory approval and in compliance with the policies of the Toronto Stock Exchange, the Company be allowed and is hereby authorized to enter into one or more distributions of securities of the Company of up to 8,500,000 common shares (or units consisting of one common share and up to one common share purchase warrant) to be determined by management's discretion, in accordance with the terms of a proposed private placement, rights offering or prospectus financing or financings, and any corresponding agent's warrants or finder's fees or commissions resulting and payable there from, at such price or prices (less any allowable discounts), in such amount or amounts and to such individuals or entities as may be determined by the Directors of the Company in their absolute discretion and as are acceptable with the appropriate regulatory authorities. The enclosed form of proxy confers discretionary authority upon the persons named therein with respect to matters not specifically mentioned in the Notice of Annual and Special Meeting but which may properly come before the Meeting or any adjournment thereof or adjournments thereof. Management knows of no matters to come before the Meeting other than the matters referred to in the Notice of Annual and Special Meeting and routine matters incidental to the conduct of the Meeting. If any further or other matter is properly brought before the Meeting, the persons designated in the enclosed form of proxy will vote thereon in accordance with their best judgment pursuant to the discretionary authority conferred by such proxy with respect to such matters.

      Shareholders who purchased their Shares through a broker are referred to as beneficial shareholders. Any such beneficial shareholder who wishes to vote in person at the Meeting must insert their own name in the space provided on the voting instruction form provided by the broker and submit their instruction form to the broker in advance of the Meeting in accordance with the instructions supplied by such broker. Every broker has its own mailing procedures and provides its own return instructions, which should be carefully followed.

Revocability of Proxies

      A proxy given pursuant to this solicitation may be revoked, as to any motion on which a vote has not already been cast pursuant to the authority conferred by it, by instrument in writing, including another proxy bearing a later date, executed by the shareholder or by his attorney duly authorized in writing or, if the shareholder is a body corporate, by an officer or attorney thereof duly authorized, and deposited either at the registered office of the Company, 330 Bay Street, Suite 602, Toronto, Ontario M5H 2S8 at any time up to and including the last business day preceding the date of the Meeting, or any adjournment thereof, or with the chair of the Meeting on the day of the Meeting prior to the commencement thereof, or any adjournment thereof, or in any other manner permitted by law.

Voting Shares and Principal Holders Thereof

      The holders of record of Shares as at the close of business on February 15, 2002 (the "Record Date") are entitled to receive notice of the Meeting and will be entitled to vote at the Meeting, except that a transferee of such Shares acquired after the Record Date shall be entitled to vote the transferred Shares at the Meeting if he or she produces properly endorsed certificates for such Shares or otherwise establishes that he or she owns such Shares and demands by written request, delivered to the Company at its registered office, no later than ten days before the Meeting, that his or her name be included in the list of shareholders entitled to vote at the Meeting.

      On the Record Date, there were 36,215,853 Shares issued and outstanding. Each Share entitles the holder thereof to one vote.

      To the knowledge of the directors and officers of the Company, there is no person who beneficially owned on the Record Date, directly or indirectly, or who on such date exercised control or direction over, more than 10% of the Shares issued and outstanding on the Record Date.

Currency:

      All dollar amounts set forth in this Management Proxy Circular and in the audited consolidated financial statements for the fiscal year ended September 30, 2001 are set forth in Canadian dollars.

      On January 29, 2002, the noon buying rate in New York City for cable transfer in Canadian dollars was Canadian $1.5903 = US $1.00.

The Consolidated Financial Statements

      The audited consolidated financial statements of the Company for the fiscal year ended September 30, 2001, together with the report of the auditors thereon, will be presented to the Meeting.

Advance Shareholder approval of Private Placements

Our common shares are listed on the TSE and the policies of the TSE provide that the aggregate number of shares of a listed corporation which are issued or made subject to issuance (e.g., a warrant) by way of one or more private placement transactions during any particular six month period may not exceed 25% of the number of shares outstanding at the beginning of that six month period without first receiving the approval of the shareholders of the listed corporation on such terms and conditions as the TSE may impose in respect of securing such approval. The effect of this policy is to prevent us from closing private placements that may on a cumulative basis exceed the 25% limit until such time as the shareholders have passed an ordinary resolution approving the private placement that we intend to enter into, or unless advance shareholder approval is obtained.

One of our sources of capital is equity financing. In order for us to raise funds to carry on our ongoing programs or to finance the acquisition of new assets, we may need to negotiate private placement subscriptions for shares or securities convertible into shares. We consider that this is in the best interests of the Company to obtain advance approval from the shareholders due to the possibility of entering into private placements that may exceed the TSE's 25% policy described above, provided that such placements are completed within 12 months of the date that the shareholders give advance approval. Obtaining advance approval should avoid the need for securing further shareholder approval for each specific private placement and will thus reduce the time required to obtain regulatory approval. This in turn should decrease our administrative costs relating to any private placements and should allow us greater flexibility to facilitate the raising of additional capital. It is the current practise of the TSE that such advance approval will be recognized as effective as long as the TSE is satisfied with the disclosure in the proxy materials sent to shareholders in connection with the meeting at which such resolution will be considered.

Any private placement(s) contemplated by the Company in reliance on advance approval sought at the meeting will be subject to the following additional characteristics:

      (a) each private placement must be substantially with parties who are at arm's length to the Company;

      (b)   each placement cannot materially affect control of the Company;

      (c) the policies of the TSE relative to private placement pricing will be followed subject to the TSE's discretion to impose more restrictive policies.

The TSE has the discretion to determine whether or not a particular private placement is substantially at arm's length or will result in an effective change of control. For these and other reasons, the TSE may require specific shareholder approval for any particular private placement.

Shareholders should note that sales of a substantial number of our shares in the future, in private placements or otherwise, could adversely affect the market price of our common shares. In addition, any such issuance could result in dilution in the net tangible book value of shares held by shareholders before such issuance.

Election of Directors

      Four directors are required to be elected at the Meeting. Directors elected at the Meeting will serve until the next annual meeting of shareholders or, subject to the Company's by-laws and to applicable laws, until their successors are elected or appointed.

      Shareholders will be asked at the Meeting to approve the resolution attached as Schedule A hereto (the "Election of Directors Resolution"). It is the intention of the persons named in the enclosed form of proxy, unless instructed otherwise, to vote FOR the Election of Directors Resolution. In order to be effected, this resolution must be approved by a majority of votes cast at the Meeting, whether represented in person or by proxy, in respect thereof.

      Management does not expect that any of the proposed nominees will be unable to serve as a director and each has consented to do so. However, if any of the proposed nominees are for any reason unable to serve as directors, the persons named in the enclosed form of proxy will use their best judgment to vote for an alternative nominee.

      The following table indicates the names of the proposed nominees, their present principal occupation or employment, the period or periods during which they have served as directors, and the approximate number of Shares beneficially owned, or over which control or direction is exercised by them. Directors who are members of the Audit Committee or the Corporate Governance and Compensation Committee are so designated below:

                         Nominees for Board of Directors

      Name and                     Principal                                                 Beneficially
   Municipality of              Occupation and                                               Owned
      Residence                   Business(1)               Age      Director Since          Shares(2)
-------------------------------------------------------------------------------------------------------------
Gerry A. Racicot            President and Chief             51       August 21, 1992          1,556,530(2)
Norwich, Ontario            Executive Officer of the
                            Company

Keith Attoe                 Chief Financial Officer of      51       February 23, 1996         3,200(3)(4)
Toronto, Ontario            the Company

Sidney Harkema              Retired                         72       August 21, 1992         1,509,100(3)(4)
Orillia, Ontario

Robert Hoegler              Independent Consultant,         58       February 23, 1996        Nil(8)(3)(4)
Richmond, British Columbia  Director of MCA Equities Ltd.

As of record date

Notes:

(1) For the last five years, each of the proposed nominees has been engaged in his current principal occupation.

(2) Includes Shares over which control or direction is exercised. The information as to Shares beneficially owned or controlled, not being within the knowledge of the Company, has been provided by the nominees.

(3)   Member of the Audit Committee.

(4)   Member of the Corporate Governance and Compensation Committee.

(5)   Mr. Racicot also holds options to purchase 925,000 Shares.

(6)   Mr. Attoe also holds options to purchase 625,000 Shares.

(7)   Mr. Harkema also holds options to purchase 125,000 Shares.

(8)   Mr. Hoegler holds options to purchase 125,000 Shares.

Reappointment of Auditors

      Monteith, Monteith & Co. Chartered Accountants have been the auditors of the Company since November 1, 1996.

      Shareholders will be asked at the Meeting to approve the resolution attached as Schedule B hereto (the "Reappointment of Auditors Resolution"). It is the intention of the persons named in the enclosed form of proxy, unless instructed otherwise, to vote FOR the Reappointment of Auditors Resolution. In order to be effected, this resolution must be approved by a majority of votes cast at the Meeting, whether represented in person or by proxy, in respect thereof.

Jurisdiction And/Or Name Change

Shareholders will be asked to pass a special resolution, with or without amendment that the Board of Directors approves that management can change the Company's name and the name of any subsidiaries or change jurisdiction of the Company or any subsidiary of same.

Status of Stock Option Plan

The Company established a stock option plan in 1997 as a means to attract, retain and reward key officers and employees of the Company. Under the Stock Option Plan, the Board of Directors of the Company may, in its discretion, grant options to purchase Shares ("Options") to eligible participants from time to time at an exercise price fixed in compliance with the Stock Option Plan, applicable law and with the rules of The Toronto Stock Exchange. The maximum number of Shares available for issuance to any one person under the Stock Option Plan is 5% of the issued and outstanding share capital of the Company. Options granted pursuant to the Stock Option Plan are non-transferable and non-assignable and are granted for terms not exceeding 10 years. All unexercised Options will immediately expire if an optionee's employment is terminated by the Company for cause. In the event that an optionee's employment is terminated other than for cause, the optionee may be required to exercise any unexercised Options within 30 days after the date of cessation of employment.

      The number of Shares that may be issued under the Stock Option Plan fluctuate due to the granting, termination and expiry of Options. At present, there is a sufficient number of Options available for the Board of Directors of the Company to fulfil the mandate of the Stock Option Plan.

      Remuneration of Directors and Officers

      Summary of Executive Compensation

      The Company currently has 2 executive officers. The following table provides a summary of the compensation paid to the Chief Executive Officer of the Company and one other most highly compensated executive officer of the Company who is deemed as a Named Executive Officer by law (together the "Named Executive Officers") for fiscal year 2001:

                                          Summary Compensation Table
                                              Annual Compensation                 Long Term
                                      ------------------------------------       Compensation

                                                                               Securities Under
  Name and Principal                                          Other Annual      Options Granted      All Other
       Position         Fiscal Year   Salary      Bonus       Compensation       (# shares)(1)      Compensation
-------------------------------------------------------------------------------------------------------------------
Gerry A. Racicot           2001      $213,000      Nil             Nil               375,000            Nil
President and Chief        2000      $156,252      Nil             Nil               300,000            Nil
Executive Officer          1999      $105,000      Nil             Nil               250,000            Nil

Keith Attoe                2001      $153,000      Nil             Nil               375,000            Nil
Chief Financial Officer    2000       $60,000      Nil             Nil               300,000            Nil
                           1999       $60,000      Nil             Nil                 Nil              Nil

      Options Granted During the Fiscal Year

      The following table sets out the individual grants of options to purchase Shares during the Company's most recently completed fiscal year to the Named Executive Officers, pursuant to the Stock Option Plan:

                                                                                     Market Value of
                                          % of Total Options                       Securities underlying
                         Shares under    Granted to Employees    Exercise Price   Options on the Date of
       Name            Options Granted      in Fiscal 2001         ($/Share)          Grant ($/Share)       Expiration Date
---------------------------------------------------------------------------------------------------------------------------
Gerry A. Racicot           75,000(1)               4%                 .75                  .93              April 20, 2006
                          300,000(1)              17%                 .75                  .93

Keith Attoe                75,000(1)               4%                 .75                  .93              April 20, 2006
                          300,000(1)              17%                 .75                  .93

Notes:

(1)   Vesting immediately.

      Aggregate Options Exercised During the Fiscal Year and Option Values as at September 30, 2001

      The following table sets out the number of options to purchase Shares exercised during the Company's most recently completed fiscal year, if any, by the Named Executive Officers, and the number of unexercised options and the value of unexercised "in the money" options held as at September 30, 2000, if any, by such persons:

                                                                                         Value of
                                                            Unexercised               Unexercised In-
                                                             Options at            The-Money Options at
                                                            September 30,           September 30, 2001
                   Shares Acquired         Aggregate      2001(Exercisable/           (Exercisable/
                     on Exercise        Value Realized     Unexercisable)            Unexercisable)(1)
Name                     (#)                  ($)               (#)                         ($)
---------------------------------------------------------------------------------------------------------
Gerry A. Racicot         Nil                  Nil           925,000/Nil                  Nil/Nil
Keith Attoe            100,000              90,000          625,000/Nil                  Nil/Nil

Notes:

(1) The closing price of the Shares on The Toronto Stock Exchange on September 30, 2001was $ .42.

      Compensation of Directors

      Two of the directors of the Company are unrelated directors and are not employees of the Company. They are appointed to serve as directors of the Company for a term of one year until the next annual general meeting of shareholders. During fiscal year 2001, the two unrelated directors of the Company earned a total of $2,400.00 for their service on the Board of Directors and the other two directors, Mr. Gerry A. Racicot and Mr. Keith Attoe, did not receive any compensation for their service on the Board of Directors..

      Employment Contracts and Termination Arrangements

      There is no employment contract between the Named Executive Officers and the Company. There is also no compensatory plan or arrangement with respect to the Named Executive Officers, but the Company's Corporate Governance and Compensation Committee is mandated to deal with compensation issues for all the directors of the Company.

      Corporate Governance and Compensation Committee

      On December 13, 2000 the Board of Directors of the Company decided to establish the Corporate Governance and Compensation Committee of the Board of Directors (the "CGC Committee"). The mandate of the CGC Committee was also adopted on December 13, 2000, and it is expected that the CGC Committee will carry out its mandate in fiscal year 2002.

      The CGC Committee, in addition to its responsibility of developing the Company's philosophy to governance issues, is generally responsible for developing the Company's overall compensation philosophy, developing corporate succession and development plans at the executive officer level, making recommendations to the Board of Directors with respect to the appointment and remuneration of the Company's executive officers, and developing other compensation and benefit programs.

      Composition of the CGC Committee

      Commencing in fiscal year 2002 Mr. Keith Attoe, Mr. Robert Hoegler (Chairman) and Mr. Sidney Harkema serve as members of the CGC Committee.

The CGC Compensation Committee does not constitute soliciting material and should not be deemed to be filed or incorporated by reference into any of our filings under the U.S. Securities Exchange Act of 1934.

CGC Compensation Committee Report on Executive Compensation

      Compensation Philosophy

      In general, the CGC Committee has adopted the following objectives with respect to the compensation of the Company's executive officers:

1. attracting and retaining highly qualified executives by offering salaries that are competitive in the market and environment in which the Company operates;

2.    fostering team work and an entrepreneurial spirit;

3. recognizing and encouraging leadership, sound managerial judgment, annual financial performance and individual achievement;

4. rewarding the development and successful implementation of strategic initiatives and operating plans;

5.    motivating long-term financial performance;

6.    fostering identification with shareholder interests; and

7. retaining top-performing high-potential executives through the use of prudent, equity-based compensation.

      Compensation Policy

      In order to achieve the Company's compensation objectives, and based on the CGC Committee's assessment of compensation packages for executives with comparable positions at other public and private companies, the CGC Committee will continue in fiscal year 2002, to implement a pay-for-performance executive compensation program which provides compensation based on increases in shareholder wealth, the Company's financial performance and individual performance. This compensation program will consist of two main components, each designed to achieve a distinctive objective:

      (i) Base Salary and Benefits - provides regular compensation for services rendered at a level sufficient to retain and motivate the Company's executive officers, in particular over the short-term; and

      (ii) Long-Term Equity-Based Incentives - discretionary stock options are designed to form an integral part of the pay packages of both the Company's executives and employees. The CGC Committee believes that stock options, which are designed to focus attention on share values, are the most effective way of aligning the long-term interests of the Company's executives and employees and those of the Company's shareholders.

      Determination of Compensation of Executive Officers

      The CGC Committee believes that much of the Company's success to date, and future potential, is directly attributable to the efforts, unique skills and experience of Mr. Gerry A. Racicot, President and Chief Executive Officer, and Mr. Keith Attoe, Chief Financial Officer. Therefore, when designing the compensation program, the CGC Committee will consider competitive employment packages that will reflect the contributions of Mr. Racicot and Mr. Attoe accordingly.

      Report submitted by the Corporate Governance and Compensation Committee

Total Shareholder Return Comparison

      During the period from the close of market on October 11, 1996 to September 30, 2001, a $100 investment in the Company's Shares decreased to $46.67. During the same period, a $100 investment in the TSE 300 Total Return Index grew to $135.16.

      No dividends were paid during this period and no dividends are assumed to have been reinvested.

      The following graph compares the cumulative shareholder return of the Shares with the cumulative returns of the TSE 300 Total Return Index for the period commencing October 11, 1996 and ending September 30, 2001. (1)(2)

            CUMULATIVE TOTAL RETURN OF $100 INVESTED OCTOBER 11, 1996

A line graph depicting the growth of an investment in the shares of Eiger Technology, Inc. compared to growth of an investment in the TSE Total Return Index. Values are from October 21, 1996 to the end of September 2001:

Date                      11-Oct-96    31-Oct-97   31-Oct-98   31-Oct-99    31-Oct-00   30-Sep-01
TSE Total Return Index      $100.00      $127.59     $117.66     $139.72      $187.79     $135.16
Eiger Technology, Inc.      $100.00      $ 70.00     $ 61.11     $142.22      $255.56     $ 46.67

      (1) Assumes that the initial value of the investment in the Shares on The Toronto Stock Exchange and in the TSE 300 Total Return Index was $100 on October 11, 1996.

      (2) The Company commenced trading on The Toronto Stock Exchange on October 11, 1996. Prior to that, its Shares were traded on the Vancouver Stock Exchange. As a result, the above chart commences on October 11, 1996.

Indebtedness of Directors, Officers and Employees

      As at February 15, 2002 none of the current or former directors, officers or nominees as directors or employees of the Company is indebted to the Company.

Directors' and Officers' Insurance and Indemnification

      By agreements dated May 31, 1996, the Company has agreed to indemnify Mr. Gerry A. Racicot, Mr. Keith Attoe, Mr. Sidney Harkema and Mr. Robert Hoegler from and against any liability and cost in respect of any action or suit against him acting as director and officer of the Company, subject to the limitation contained in the Business Corporations Act (Ontario).

Statement of Corporate Governance Practices

      The Toronto Stock Exchange (the "TSE") requires all listed companies to disclose on an annual basis their approach to corporate governance. Given the relatively small size of the Board of Directors, the Board discharges most of its responsibilities directly, rather than through committees. (The exceptions being the audit committee and corporate governance and company committee, which are discussed below). The following statement of the Company's governance practices responds to the TSE guidelines for effective corporate governance (the "Guidelines").

      The Guidelines address matters such as the constitution and independence of corporate boards, the functions to be performed by boards and their committees and the effectiveness and education of board members. Although there is no requirement that the Company comply with the Guidelines, and the TSE Report on Corporate Governance (the "TSE Report") recognizes that each company should have the flexibility to develop its own approach to corporate governance, the Company considers the Guidelines to be helpful in monitoring the effectiveness and the evolution of its corporate governance procedures.

      The Board of Directors of the Company considers the Guidelines to be an appropriate model for a fully mature reporting issuer. The Company's current corporate governance procedures are designed to reflect fairly the interests of all of the Company's shareholders and the Company's entrepreneurial nature.

      Below is a table setting out the Guidelines and commentary concerning the extent to which the Company conforms with such Guidelines.

                                                      Does the
TSE Corporate Governance Guidelines                    Company      Comments
                                                       Comply
1.    The Board of Directors should explicitly
      assume responsibility for stewardship of
      the Company, and specifically assuming
      responsibility for:

      (a)     Adoption of a strategic planning            No        The Board of Directors has not formally
              process                                               adopted a strategic planning process for
                                                                    the Company, it is continuing to pursue
                                                                    its strategic plan of building on its
                                                                    manufacturing, R&D and technology base
                                                                    already in place.  In particular, Mr.
                                                                    Gerry A. Racicot, Chief Executive
                                                                    Officer, and Mr. Keith Attoe, Chief
                                                                    Financial Officer, are responsible for
                                                                    developing and reviewing the strategic
                                                                    direction of the Company and making
                                                                    recommendations on corporate strategies
                                                                    to the Board of Directors.

      (b)     Identification of principal risks           No        Beginning in 2001, the Board of
              of the Company's business and                         Directors has adopted a process for
              implementing appropriate                              identification of risks of the Company,
              risk-management systems                               it is resolved to do so with the
                                                                    assistance of its Audit Committee
                                                                    commencing in fiscal year 2001 and
                                                                    continuing in 2002.

      (c)     Succession planning and monitoring         Yes        The CGC Committee is mandated to review
              senior management                                     the corporate succession and development
                                                                    plans at the executive officer level and
                                                                    will continue its progress in 2002.

                                                      Does the
TSE Corporate Governance Guidelines                    Company      Comments
                                                       Comply
      (d)     Communications policy                       No        The Company has hired in-house counsel
                                                                    to advise on a communications policy,
                                                                    for the approval by the Board of
                                                                    Directors.  In particular, Mr. Gerry A.
                                                                    Racicot, Chief Executive Officer, and
                                                                    Mr. Keith Attoe, Chief Financial
                                                                    Officer, are responsible for reviewing
                                                                    and approving press releases and other
                                                                    forms of communication, except for those
                                                                    relating to material events which will
                                                                    be subject to the review and approval of
                                                                    the Board of Directors.

      (e)     Integrity of internal control and          Yes        The Chief Executive Officer, and the Chief
              management information systems                        Financial Officer, are responsible for the
                                                                    development, review and implementation of
                                                                    systems that safeguard the integrity of
                                                                    internal control and management
                                                                    information. The Audit Committee reviews
                                                                    the integrity of internal controls and
                                                                    management information systems since
                                                                    fiscal 2001.

                                                      Does the
TSE Corporate Governance Guidelines                    Company      Comments
                                                       Comply
2.    Majority of directors should be "unrelated"         No        During fiscal year 2001, the Board of
      (independent of management and free from                      Directors was composed of four directors,
      conflicting interest)                                         two being inside management directors and
                                                                    two being outside directors. Both of the
                                                                    two current outside directors are
                                                                    considered by the Board of Directors as
                                                                    "unrelated" within the meaning of the
                                                                    Guidelines. They are Sidney Harkema and
                                                                    Robert Hoegler. The Board of Directors
                                                                    considers that the inside directors and
                                                                    the outside directors were able to, and
                                                                    did act, with a view to the best interests
                                                                    of the Company and were sensitive to the
                                                                    avoidance and disclosure of conflicts of
                                                                    interests. The Board of Directors will
                                                                    attempt to maintain the composition of the
                                                                    Board to ensure the majority of directors
                                                                    are outside directors.

3.    Disclose for each director whether he or           Yes        An "unrelated director" under the TSE
      she is related, and how that conclusion was                   Report is a director who is free from any
      reached                                                       interest and any business or other
                                                                    relationship, which could, or could
                                                                    reasonably be perceived to, materially
                                                                    interfere with the director's ability to
                                                                    act in the best interest of the Company,
                                                                    other than an interest arising from the
                                                                    director's shareholdings. All of the
                                                                    outside directors are unrelated. They are
                                                                    not employees of the Company and there are
                                                                    no material contracts between any of them
                                                                    with the Company.

                                                      Does the
TSE Corporate Governance Guidelines                    Company      Comments
                                                       Comply
4.    Appoint a committee composed exclusively of         No        It is part of the mandate of the CGC
      non-management directors, the majority of                     Committee to propose board nominees and
      whom are unrelated, with the responsibility                   assess directors.  The Committee is made
      of proposing new board nominees and                           up of a majority of unrelated directors.
      assessing directors

5.    Implement a process for assessing the               No        Commencing in fiscal year 2002, the Board
      effectiveness of the board, its committees                    of Directors, as part of its mandate is
      and individual directors                                      developing a process for assessing its
                                                                    effectiveness as a whole, and to assess
                                                                    each director's contribution to the
                                                                    Company. In-house counsel is pursuing the
                                                                    documentation of this process.

6.    Provide orientation and education programs          No        Commencing in fiscal year 2000, the Chief
      for new directors                                             Executive Officer and CFO as part of their
                                                                    mandate developed and implemented
                                                                    orientation and education programs for new
                                                                    recruits to the Board of Directors.

7.    Examining the size of the Board with a view        Yes        The Board of Directors considers its
      to effectiveness and consider reducing the                    current size to be appropriate at the
      size of the Board of Directors                                current time.

8.    Review compensation of directors in light          Yes        The Company sets its compensation for
      of risks and responsibilities                                 directors based on competitive market
                                                                    rates and the responsibilities and risks
                                                                    of directors in connection with their
                                                                    duties to the Company. The CGC Committee
                                                                    reviewed the compensation of directors in
                                                                    fiscal 2001 and will continue to do so in
                                                                    2002.

                                                      Does the
TSE Corporate Governance Guidelines                    Company      Comments
                                                       Comply
9.    (a)     Committees should generally be              No        The Board of Directors established an
              composed of non-management                            Audit Committee and the CGC Committee
              directors; and                                        early in fiscal year 2001. Non-management
                                                                    directors of the Company, are the majority
                                                                    of members of both committees.

      (b)     A majority of committee members            Yes        The Audit Committee and the CGC
              should be unrelated                                   Committee are composed  of a majority of
                                                                    unrelated directors.

10.   Appoint a committee responsible for                Yes        The CGC Committee, created on December
      approach to corporate governance issues                       13, 2000 are responsible for developing
                                                                    the Company's approach to governance
                                                                    issues and will continue in 2002.

11.   (a)     Define limits to management's
              responsibilities by developing
              mandates for:

              (i)    The Board; and                      Yes        The Board of Directors' mandate is to
                                                                    oversee the conduct of the Company's
                                                                    business and affairs of the Company and
                                                                    to act with a view to the best interests
                                                                    of the Company. In fulfilling this
                                                                    mandate, the Board of Directors assumes
                                                                    responsibility for the following:

                                                      Does the
TSE Corporate Governance Guidelines                    Company      Comments
                                                       Comply
                                                                    (i) Reviews the strategic direction of
                                                                    the Company on a annual basis; and

                                                                    (ii) Act with the objective to maximize
                                                                    shareholder value in a manner consistent
                                                                    with good corporate citizenship,
                                                                    including fair treatment of the
                                                                    Company's employees, customers and
                                                                    suppliers.

                                                                    The Board of Directors will meet 4 times
                                                                    a year, and more frequently if
                                                                    required.  The Board of Directors met 5
                                                                    times during the 2001 fiscal year.

              (ii)   The CEO                              No        The Board of Directors has not developed
                                                                    a mandate for the Chief Executive
                                                                    Officer.  It is of the view that because
                                                                    the Board of Directors has plenary
                                                                    power, any responsibility not delegated
                                                                    with management will remain with the
                                                                    Board.  Management is expected to act in
                                                                    a manner consistent with the Board's
                                                                    objectives and to achieve the best
                                                                    interest for the Company.

      (b)     The Board of Directors should               No        See the description set out above
              approve the CEO's corporate
              objectives

                                                      Does the
TSE Corporate Governance Guidelines                    Company      Comments
                                                       Comply
12.   Establish procedures to enable the Board of        Yes        The Board has functioned, and is of the
      Directors to function independently of                        view that it can continue to function,
      management                                                    independently of management, as required.
                                                                    To ensure the Board can function
                                                                    independently of management, the Board has
                                                                    created the CGC Committee and the Chairman
                                                                    of the Board is Mr. Robert Hoegler who is
                                                                    not a member of management.

13.   (a)     Establish an Audit Committee with a        Yes        The Board has assigned specific
              specifically defined mandate                          responsibilities to the Audit Committee.
                                                                    The Audit Committee's mandate includes
                                                                    reviewing the Company's audited financial
                                                                    statements prior to their approval by the
                                                                    Board of Directors and making
                                                                    recommendations to the Board of Directors
                                                                    with respect to the appointment of
                                                                    auditors.

      (b)     All members of the Audit Committee         Yes        The majority of Audit Committee members
              should be non-management directors                    are non-management directors.

14.   Implement a system to enable individual            Yes        The CGC Committee is responsible for
      directors to engage outside advisors, at                      approving the engagement of an outside
      the Company's expense                                         advisor at the Company's expense in
                                                                    respect of a matter involving the
                                                                    Company.

General Matters

      At the time of issue of this Management Proxy Circular, the Company has no matter of particular significance, other than the matters described in the accompanying Notice of Annual and Special Meeting, which it intends to place before the shareholders at the Meeting.

      The Company's 2001 Annual Report, containing the Company's consolidated financial statements for the fiscal year ended September 30, 2001, is being mailed to the shareholders of the Company with the Notice of Annual and Special Meeting, this Management Proxy Circular, a form of proxy and a supplemental mailing list form.

Approval by Board of Directors

      The Board of Directors has approved the contents of this Management Proxy Circular and its sending to the shareholders of the Company.

Gerry A. Racicot
President and Chief Executive Officer

Toronto, Ontario
February 15, 2002

                                   SCHEDULE A

                              ELECTION OF DIRECTORS

RESOLVED THAT:

      The following persons be and are hereby elected as directors of the Company until the next annual meeting of shareholders or until their successors are elected or appointed:

      Gerry A. Racicot
      Keith Attoe
      Sidney Harkema
      Robert Hoegler

                                   SCHEDULE B

                            REAPPOINTMENT OF AUDITORS

      RESOLVED THAT:

1. Monteith, Monteith & Co. Chartered Accountants be reappointed as the auditors of the Company; and

2. The Board of Directors of the Company is hereby authorized and directed to fix the auditors' remuneration.

                                   SCHEDULE C

                         Jurisdiction And/Or Name Change

      RESOLVED THAT:

1. To pass a special resolution, with or without amendment that the Board of Directors approves that management can change the Company's name and the name of any subsidiaries or change jurisdiction of the Company or any subsidiary of same.

                                   SCHEDULE D

                                    FINANCING

RESOLVED THAT:

1. By ordinary resolution, that subject to regulatory approval and in compliance with the policies of the Toronto Stock Exchange, the Company be allowed and is hereby authorized to enter into one or more distributions of securities of the Company of up to 8,500,000 common shares (or units consisting of one common share and up to one common share purchase warrant) to be determined by management's discretion, in accordance with the terms of a proposed private placement, rights offering or prospectus financing or financings, and any corresponding agent's warrants or finder's fees or commissions resulting and payable there from, at such price or prices (less any allowable discounts), in such amount or amounts and to such individuals or entities as may be determined by the Directors of the Company in their absolute discretion and as are acceptable with the appropriate regulatory authorities

                      SUPPLEMENTAL MAILING LIST RETURN CARD

TO:   Registered and Non-Registered Shareholders of
      EIGER TECHNOLOGY, INC.

The undersigned certifies that he/she is the owner of securities (other than debt instruments) of EIGER TECHNOLOGY, INC. (the "Company") and requests that he/she be placed on the Company's Supplemental Mailing List in respect of its interim financial statements.

DATE: _______________________

                                                _______________________________
                                                Signature

                                                _______________________________
                                                Name - Please Print

                                                _______________________________
                                                Address

                                                _______________________________

NOTE:

If you wish to be included in the Company's Supplemental Mailing List in order to receive its interim financial statements, please complete and return this card to PACIFIC CORPORATE TRUST COMPANY, Stock Transfer Department, 10th Floor, 625 Howe Street, Vancouver, British Columbia, V6C 3B8.

                             EIGER TECHNOLOGY, INC.

                          PROXY SOLICITED BY MANAGEMENT

     For use at the Annual and Special Meeting of Shareholders to be held on
                      Thursday, the 28th day of March, 2002

The undersigned holder of common shares (the "Shares") of Eiger Technology, Inc. (the "Company") hereby nominates and appoints Gerry A. Racicot, President and Chief Executive Officer of the Company, or failing him, Keith Attoe, Chief Financial Officer of the Company, or instead of either of the foregoing _____________________________________________, as the nominee of the undersigned to attend and act for and on behalf of the undersigned at the annual and special meeting of shareholders of the Company to be held on Thursday, the 28th day of March, 2002 (the "Meeting") at 10:00 a.m. (Toronto time), at The Ontario Club, 30 Wellington Street West, Commerce Court South, 5th Floor, Toronto, Ontario and at any adjournment or adjournments thereof and, without limiting the generality of the power hereby conferred, the nominees designated above are specifically directed, on any ballot that may be called for, to vote the Shares registered in the name of the undersigned as specified below (see Notes below):

      (a) VOTE |_| or WITHHOLD VOTE |_| for the election of the directors named in the accompanying Management Proxy Circular;

      (b) VOTE |_| or WITHHOLD VOTE |_| for the reappointment of Monteith, Monteith & Co., Chartered Accountants, as auditors and to authorize the directors to fix their remuneration; and

      (c) VOTE |_| or AGAINST |_| To pass a special resolution, with or without amendment that the Board of Directors approves that management can change the Company's name and the name of any subsidiaries or change jurisdiction of the Company or any subsidiary of same;

      (d) VOTE |_| or AGAINST |_| By ordinary resolution, that subject to regulatory approval and in compliance with the policies of the Toronto Stock Exchange, the Company be allowed and is hereby authorized to enter into one or more distributions of securities of the Company of up to 8,500,000 common shares (or units consisting of one common share and up to one common share purchase warrant) to be determined by management's discretion, in accordance with the terms of a proposed private placement, rights offering or prospectus financing or financings, and any corresponding agent's warrants or finder's fees or commissions resulting and payable there from, at such price or prices (less any allowable discounts), in such amount or amounts and to such individuals or entities as may be determined by the Directors of the Company in their absolute discretion and as are acceptable with the appropriate regulatory authorities all as described in the Management Proxy Circular of the Company delivered to the shareholders of the Company in connection with the Meeting.

If any amendments or variations to the matters referred to above or to any other matters identified in the Notice of the Annual and Special Meeting are proposed at the Meeting or any adjournment or adjournments thereof or if any other matters which are not now known to Management of the Company should properly come before the Meeting or any adjournment or adjournments thereof, this proxy confers discretionary authority on the proxy nominees to vote on such amendments or variations or such other matters in accordance with the best judgment of the proxy nominees.

This proxy is solicited on behalf of Management of the Company for use at the Meeting and any adjournment or adjournments thereof. Shareholders of the Company have the right to appoint a person other than the nominee designated above to attend and act on their behalf at the Meeting and may exercise such right by inserting the name of their nominee in the blank space provided for that purpose above or by completing another proper form of proxy and, in either case, by returning the completed proxy to the Company's registrar and transfer agent, Pacific Corporate Trust Company at 625 Howe Street, 10th Floor, Vancouver, British Columbia V6C 3B8 not less than 48 hours (excluding Saturdays and holidays) prior to the Meeting or any adjournment thereof or delivered to the chair of the Meeting on the day of the Meeting prior to its commencement thereof or any adjournment thereof.

DATED the _________ day of _______________________, 2002


_______________________________           ___________________________________
Signature of Shareholder                  Name of Shareholder (Please Print)

NOTES:

1. The Shares represented by this proxy will be voted or withheld from voting, or voted for or against, as the case may be, on any ballot that may be called for in accordance with the foregoing directions and, if the shareholder specifies a choice with respect to any matter to be acted upon, the Shares will be voted accordingly. In the event that no specification has been made with respect to voting for, withhold voting or voting against any of the resolutions described above, the proxy nominees are instructed to vote the Shares represented by this proxy FOR such resolution.

2. This proxy form must be signed and dated by the shareholder or his attorney authorized in writing or, if the shareholder is a Company, by any officer or attorney of the Company duly authorized. If the proxy form is not dated in the space provided, it is deemed to be dated on the date on which it is mailed by the Company.